PROPERTY AND EQUIPMENT, NET - Equipment held under capital lease (Details) - Store operating equipment ¥ in Thousands, $ in Thousands	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Property and equipment
Store operating equipment held under capital lease, Gross	$ 9,578	¥ 66,681	¥ 175,500
Less: accumulated depreciation	(2,117)	(14,737)	(22,062)
Store operating equipment held under capital lease, Net	7,461	51,944	¥ 153,438
Total future minimum lease payments	$ 1,672	¥ 11,642